SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

March 17, 2022

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02(d) Appointment of New Director to Fill a Vacancy.

Appointment for a Vacancy on the Board of Directors

The Company has appointed Mr. Javier Mazón to the Board of Directors, effective April 1, 2022, to fill a vacancy on the Board as voted by the Board of Directors and recommended to the Board by the Nominating and Corporate Governance Committee.

Mr. Javier Mazón is the founder, president, and managing director of Group Lamerica, L.L.C. Mr. Mazon’s career spans over fifty years as an international business executive and has vast experience encompassing a broad range of operating, C-suite, board of directors and external affairs, involving both international and U.S. domestic operations and management responsibilities. Mr. Mazón’s background includes successful, international executive positions with Texas Instruments, Oki Electric and other U.S. and South American companies. His company, Group Lamerica, is a leading provider of professional consultative and business operations services for clients seeking to strategically expand their businesses into Latin America and/or North America. He specializes in international expansion strategy, forming new businesses, market entry initiatives, developing public/private sector relationships and establishing in-country operations. His education is as follows: B.S., Bachelor of Business Administration, Production Management, University of Arizona, Eller College of Management (1968-72), and the University of Alaska, College (1961-62). He is presently on the following committees and boards: US Department of Commerce North Texas District Export Council – Executive Committee; University of Texas, Dallas – International Executive Committee; Irving Texas Chamber of Commerce – International Sister Cities Advisory Board; and former Richardson Texas Chamber of Commerce – International Business Resource Center/Executive Committee & Advisory Board.

There are no arrangements or understandings between Mr. Mazón and any other person pursuant to which he was elected to the Board, and there are no relationships between Mr. Mazón and the Company that would require disclosure under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended. For his services on the Board, Mr. Mazón will be compensated as an independent director. Mr. Mazón will serve on the Company’s Compensation Committee. Mr. Mazón will be a Class I director up for reelection at the 2024 annual stockholders meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: March 21, 2022	By:	/s/ Robert W. A. Dunn
Robert W. A. Dunn
Chief Executive Officer

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